UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  May 16, 2008
                ________________________________________________
                Date of Report (Date of earliest event reported)


                           URANIUM INTERNATIONAL CORP.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


          Nevada                        000-52660                 20-1769847
_______________________________   ________________________   ___________________
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)


     1 Plaza Paseo, 110 - 4801 Lang Avenue NE
             Albuquerque, New Mexico                               87109
     ________________________________________                    __________
     (Address of principal executive offices)                    (Zip Code)


                                 (503) 842-5537
               __________________________________________________
               Registrant's telephone number, including area code


                                 Not Applicable
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective on May 16, 2008, the Board of Directors (the "Board") of Uranium International Corp., a Nevada corporation (the "Company"), authorized the engagement of PMB+Helin Donovan (""PMBHD") in accordance with the terms and provisions set forth in that certain letter agreement dated May 16, 2008 (the "Agreement"). The Company has engaged PMBHD to rendered services and related reports to the Company in order to ensure compliance with Section 404 of the
Sarbanes-Oxley Act of 2002. In accordance with the terms and provisions of the Agreement, PMBHD shall perform certain services including, but not limited to, the following: (i) conduct a full review of the Company's management governance process; (ii) assemble a project team to conduct an evaluation of the project;
(iii) document and evaluate internal control; (iv) assist management in the development of policies and procedures; (v) document and evaluate procedures and processes at the transactional level; (vi) development independent testing procedures; and (vii) establish a remediation plan and coordinate implementation. The Company shall pay for such services on an hourly basis.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

(c) SHELL COMPANY TRANSACTION.

    Not applicable.

(d) EXHIBITS.

    Not applicable.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 URANIUM INTERNATIONAL CORP.



DATE: May 19, 2008.              /s/ RICHARD M. CHERRY
                                 ________________________________________
                                 Name:  Richard M. Cherry
                                 Title: President/Chief Executive Officer





















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